As filed with the Securities and Exchange Commission on February 28, 2008
                     Registration Nos. 033-31127; 811-08291

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
         Pre-Effective Amendment No.         __

         Post-Effective Amendment No.        15

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
         Amendment No.                       16


                        (Check appropriate box or boxes)

                             ISI STRATEGY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                         40 West 57th Street, 18th Floor
                            New York, New York 10019
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 446-5600

                                 R. Alan Medaugh
                         40 West 57th Street, 18th Floor
                               New York, NY 10019

                                   Copies to:
                               Edward J. Veilleux
                           EJV Financial Services LLC
                               5 Brook Farm Court
                              Hunt Valley, MD 21030
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


/ /   immediately upon filing pursuant to paragraph (b)
/X/   on March 1, 2008 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a) (1)
/ /   on (date) pursuant to paragraph (a) (1)
/ /   75 days after filing pursuant to paragraph (a) (2)
/ /   on (date) pursuant to paragraph (a) (2) of Rule 485(b)


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
ISI   International
      Strategy &
      Investment
--------------------------------------------------------------------------------

                                  ISI STRATEGY
                                   FUND SHARES

            An open-end mutual fund seeking to maximize total return through a combination of long-term growth of capital and current income by actively allocating investments between common stocks of U.S. issuers and U.S. Treasury Securities.


                                  MARCH 1, 2008



                                                                      PROSPECTUS

ISI STRATEGY FUND SHARES

40 West 57th Street, 18th Floor
New York, New York 10019
For information call (800) 955-7175

      This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of U.S. issuers and U.S. Treasury securities.

      The Fund offers shares through any securities dealer authorized to sell Fund shares ("Securities Dealer") and any financial institution that acts as a shareholder servicing agent on behalf of the Fund ("Fund Servicing Agent"). You may also buy Fund shares ("Shares") through the Fund's transfer agent ("Transfer Agent"). (See the section entitled "How to Buy Shares").

TABLE OF CONTENTS                                                           PAGE
                                                                            ----
Investment Summary.........................................................    3
Fees and Expenses of the Fund..............................................    7
Investment Program.........................................................    8
The Fund's Net Asset Value.................................................   10
How to Buy Shares..........................................................   11
How to Redeem Shares.......................................................   13
Telephone Transactions.....................................................   14
Transactions Through Third Parties.........................................   14
Sales Charges..............................................................   15
Dividends and Taxes........................................................   17
Investment Advisor and Sub-Advisor.........................................   18
Other Service Providers....................................................   19
Financial Highlights.......................................................   20
Application................................................................  A-1

           THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED
           NOR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED UPON THE
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is March 1, 2008.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

      The Fund seeks to maximize total return through a combination of long-term growth of capital and current income.

      International Strategy & Investment Inc. (the "Advisor"), the Fund's investment advisor, determines the relative weightings of common stocks and U.S. Treasury securities ("Treasury Securities") in the Fund's portfolio and manages the Treasury Securities portion of the portfolio. U.S. Treasury Securities include Treasury bills, notes and bonds as well as Treasury Inflation-Protected Securities (TIPs) and Separate Trading of Registered Interest and Principal Securities (STRIPS). U.S. Treasury Securities are backed by the full faith and credit of the U.S. Government. The Fund may purchase Treasury Securities of varying maturities.

      Edward S. Hyman and R. Alan Medaugh, Chairman and President, respectively, of the Advisor, guide the allocation of the Fund's assets between common stocks and Treasury Securities based on the Advisor's analysis of the pace of the economy and its forecasts for the direction of interest rates and corporate earnings.

      Under normal market conditions, the Fund will invest its assets in a ratio of:

o approximately 100% common stocks when an optimal aggressive strategy is deemed warranted. Optimal aggressive strategy is defined as the strategy used when the Advisor expects the environment to be more favorable to financial assets, to have low inflation, declining interest rates and rising corporate profits.

o approximately 75% common stocks and 25% Treasury Securities when a neutral strategy is deemed warranted. Neutral strategy is defined as the strategy used when the Advisor expects a market environment that is between optimal and conservative.

o     approximately  50%  common  stocks  and  50%  Treasury  Securities  when a conservative strategy is deemed warranted. Conservative strategy is defined as the strategy used when the Advisor anticipates a defensive environment for financial assets, where rising interest rates are expected.

      When the Advisor expects the environment to be more favorable to financial assets, to have low inflation, declining interest rates and rising corporate profits, the Fund would move towards a heavier weighting in equities. Conversely, when the Advisor anticipates a defensive environment for financial assets, where rising interest rates are expected, the Fund will move towards a heavier weighting in Treasury Securities with an emphasis on maturities of five years or less.

      Los Angeles Capital Management and Equity Research, Inc., the Fund's investment sub-advisor ("LA Capital" or the "Sub-Advisor"), selects the Fund's equity investments using a quantitative model that seeks to capture an enhanced return from the broad U.S. equity market as represented by the Dow Jones Wilshire 5000 (Total Market) Index ("Wilshire 5000"). The Wilshire 5000 represents the broadest index for the U.S. equity market, measuring the performance of all U.S. equity securities with readily available price data. Using this quantitative model, LA Capital selects a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Wilshire 5000 plus 1-2%, with volatility that from time-to-time may exceed that of the Wilshire 5000. With this model, LA Capital constructs the Fund's equity portfolio so that its market capitalization and industry sector weightings closely resemble that of the Wilshire 5000, but, when the model suggests, LA Capital slightly varies sector weightings in an effort to provide enhanced returns.

RISK PROFILE

      The Fund is suited for you if you are seeking long-term total return. The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the common stocks and Treasury Securities in the Fund's portfolio.

      GENERAL STOCK RISKS. The value of the Fund's equity investments will change in relation to changes in the Wilshire 5000. The value of the common stocks in the Wilshire 5000 will fluctuate based upon investor perceptions of the economy, the performance of the markets, and the performance of companies represented by the Wilshire 5000. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in Treasury Securities.

      SPECIFIC RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. The prices of the securities of small and medium capitalization companies can fluctuate more significantly than the prices of the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. Because investing in small- and medium-sized companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

      o analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;

      o securities of many small- and medium-sized companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;

      o changes in the value of small- and medium-sized company stocks may not mirror the fluctuations of the general market; and

      o more limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

      GENERAL BOND RISKS. The value of the Fund's Treasury Securities will change in response to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of the Treasury Securities.

      INTEREST RATE RISK. To the extent that the Fund invests in Treasury Securities, the value of the Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      MATURITY RISK. Longer-term Treasury Securities are generally more volatile (i.e., experience greater price fluctuations). Therefore, price fluctuations will generally be greater at times when the Fund holds a large amount of longer-term Treasury Securities.

ASSET ALLOCATION AND STOCK SELECTION RISK. Whether or not the Fund benefits from its active allocation strategy will depend on the Advisor's success in assessing economic trends and their impact on financial assets. The Advisor's assessment of market and economic conditions may cause it to invest too much or too little in either stocks or Treasury Securities, which could adversely affect the Fund's performance. In addition, the Sub-Advisor's ability to successfully select securities in the Wilshire 5000 that produce enhanced returns will affect the Fund's performance.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

      The following bar chart and performance table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and performance table provide a historical record and do not necessarily indicate how the Fund will perform in the future.


                          FOR YEARS ENDED DECEMBER 31,*

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  18.55%  10.00%  -1.68%  -5.72%  -12.55% 21.17%  8.96%   7.92%   11.89%  7.73%
--------------------------------------------------------------------------------
* The bar chart does not reflect sales charges or the effect of taxes on distributions. If it did, returns would be less than those shown. Performance would have been lower if certain of the Fund's fees and expenses had not been waived.

      During the periods shown in the bar chart, the highest return for a quarter was 12.33% (quarter ended December 31, 1998) and the lowest return for a quarter was -10.29% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2007)

      The following table compares the Fund's average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Shares for the periods ended December 31, 2007 to the Wilshire 5000. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 1 YEAR      5 YEARS    10 YEARS
                                                 ------      -------    --------
RETURN BEFORE TAXES(1)                            4.47%       10.75%      5.82%

RETURN AFTER TAXES ON DISTRIBUTIONS(1),(2)        3.33%       10.26%      4.97%

RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES(1),(3)                4.19%       9.31%       4.65%
--------------------------------------------------------------------------------
WILSHIRE 5000(4)                                  5.62%       14.01%      6.31%

--------------------------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(2) Return After Taxes on Distributions assumes that the investor held Shares throughout the period and was taxed on distributions during the period.

(3) Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold Shares at the end of the period and was taxed on both the distributions paid during the period and the capital gains realized from the sale of the Shares.

(4) The Wilshire 5000 is an unmanaged index that represents the broadest measure of the U.S. equity market. It does not factor in the costs of buying, selling and holding securities - costs that are reflected in the Fund's results. The average annual total returns for this index do not reflect deductions for fees, expenses or taxes.

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

      This table describes the fees and expenses that you may pay if you buy and hold Shares.

SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                     3.00%
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                 None
Redemption Fee                                                              None
Exchange Fee                                                                None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

Management Fees                                                            0.40%
Distribution and/or Service (12b-1) Fees                                   0.25%
Other Expenses                                                             0.31%
                                                                          ------
Total Annual Fund Operating Expenses                                       0.96%
                                                                          ======

EXAMPLE:

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Total Annual Operating Expenses remain the same and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                   1 YEAR         3 YEARS      5 YEARS      10 YEARS
                  --------       --------     --------      --------
                    $395           $597         $815         $1,443

      Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all (see the section entitled "Sales Charges"). If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the Financial Industry Regulatory Authority.

--------------------------------------------------------------------------------
INVESTMENT PROGRAM
--------------------------------------------------------------------------------

      The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. Under normal market conditions, the Fund will invest its assets in a ratio of:

o approximately 100% common stocks when an optimal aggressive strategy is deemed warranted.

o approximately 75% common stocks and 25% Treasury Securities when a neutral strategy is deemed warranted, and

o approximately 50% common stocks and 50% Treasury Securities when a conservative strategy is deemed warranted.

      When the Advisor expects the environment ahead to be more favorable to financial assets, to have low inflation, declining interest rates and rising corporate profits, the Fund will move towards a more aggressive strategy. Conversely, when the Advisor anticipates a defensive environment for financial assets, when rising interest rates are expected, the Fund will move towards the conservative strategy. A neutral strategy would be employed in scenarios with more mixed news, in between the aggressive and defensive environments.

      The allocation of the Fund's assets will be reviewed periodically in light of the Advisor's forecasts and may be changed when the Advisor determines it appropriate.

      In managing the common stocks in the Fund's portfolio, LA Capital attempts to capture an enhanced return from the broad U.S. equity market as represented by the Wilshire 5000. To accomplish this, LA Capital uses a quantitative model to select a sampling of the stocks contained in the Wilshire 5000. With this model, LA Capital constructs the Fund's equity portfolio so that its market capitalization and industry sector weightings closely resemble those of the Wilshire 5000, but, when the model suggests, LA Capital slightly varies sector weightings in an effort to provide enhanced returns. Therefore, LA Capital seeks performance for the Fund's equity portfolio that approximately resembles that of the Wilshire 5000 plus 1-2%, with volatility that from time-to-time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market.

      The Advisor manages the Treasury Securities in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. At certain times the average maturity of the Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest in shorter-term maturities. Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the Fund may invest in longer-term maturities.

      An investment in the Fund involves risk. Common stocks are subject to market risks that may cause their prices to fluctuate over time. The prices of common stocks are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Because the equity investments of the Fund approximate the market capitalization and sector weightings of the Wilshire 5000, their value will be affected by changes in the Wilshire 5000.

      Treasury Securities are subject to interest rate risk. Thus, a decrease in interest rates will generally result in an increase in the value of Treasury Securities held by the Fund. Conversely, during periods of rising interest rates, the value of Treasury Securities held by the Fund will generally decline. This is especially true for Treasury Securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity).

      Because investing in small- and medium-sized companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

o analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;

o securities of many small- and medium-sized companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;

o changes in the value of small- and medium-sized company stocks may not mirror the fluctuations of the general market; and

o more limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

      For these and other reasons, the prices of the securities of small and medium capitalization companies can fluctuate more significantly than the prices of the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

      To reduce the Fund's risk under adverse market conditions, the Advisor may make temporary defensive investments in money market instruments and other U.S. Government obligations. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believes that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

--------------------------------------------------------------------------------
THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

      The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the number of the outstanding Shares.

      In valuing its assets, the Fund prices its investments at their market value. The Fund may value securities at fair value pursuant to procedures adopted by the Fund's Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund's securities primarily trade but before the time the Fund calculates its net asset value per share. The Fund's investment in securities of small- and mid-capitalization companies are more likely to require a fair value determination because they are more thinly traded and thus less liquid than the securities of larger-capitalization companies.

      You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the close of the Business Day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the close of the Business Day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem Shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

      You may buy Shares through your Securities Dealer or through any Fund Servicing Agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is included within this Prospectus.

      The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group that the Fund, in its sole discretion, believes to be involved in frequent trading.

CUSTOMER IDENTIFICATION AND VERIFICATION

      To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

      Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

      The Fund will try to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your Shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your Shares and will be subject to any related taxes.

      The Fund may reject your application under its Anti-Money Laundering Program. Under this program, it is possible that your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS

      The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

      Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within a certain period. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

      Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

INVESTMENT MINIMUMS


Your initial  investment must be at least $5,000 unless you are investing in an individual retirement account (IRA), qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. Your initial investment may be as low as $1,000 if you are investing in an individual retirement account (IRA), qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investment Plan.


AUTOMATIC INVESTMENT PLAN

      The Automatic Investment Plan is closed to new participants.  If you are a
current   participant  in  the  Automatic   Investment   Plan,  your  subsequent
investments may be as low as $100.

DIVIDEND REINVESTMENT PLAN

      Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an "ISI Fund"). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your Securities Dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem all or part of your investment through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or, if you are redeeming less than $50,000, by telephone. See the section entitled "Telephone Transactions" for more information on this method of redemption. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. If the Fund has not yet collected payment for Shares you are selling, it may delay sending redemption proceeds until it receives payment, which may take up to 15 calendar days.

      Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your Shares.

1) A letter of instruction specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.


2) In certain circumstances, a guarantee of your signature. These circumstances include: a change in ownership of your account; a change in your address within the past 30 days; a request to mail a check to an owner, bank account or address other than that stated on your Application Form; or a redemption request of $50,000 or more. Your signature guarantee must be obtained from a bank or Securities Dealer that participates in the STAMP Medallion program. Your signature can not be guaranteed by a notary.


3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION


      Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to 15 days, whichever is earlier.


      SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $1,000 or less, the Fund has the power to redeem your remaining Shares after giving you 60 days' notice.

      REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

      SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your Securities Dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------


      If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI Fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of significant economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

--------------------------------------------------------------------------------
TRANSACTIONS THROUGH THIRD PARTIES
--------------------------------------------------------------------------------

      If you invest through your Securities Dealer or Fund Servicing Agent, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling Shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.


      The Advisor or its affiliates may enter into arrangements with a Securities Dealer or Fund Servicing Agent under which the Advisor, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. The Fund may also directly compensate a Securities Dealer or Fund Servicing Agent (if approved by the Board) for providing administrative servicing functions for the benefit of Fund shareholders. Payments by the Distributor, the Advisor or an affiliate out of its or their own resources that create an incentive for these financial institutions to sell Shares of the Fund and/or to promote retention of customer assets in the Fund are sometimes referred to as "revenue sharing" (see the Fund's Statement of Additional Information ("SAI") for additional details).


--------------------------------------------------------------------------------
SALES CHARGES
--------------------------------------------------------------------------------

PURCHASE PRICE

      The price you pay to buy Shares is the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                     SALES CHARGE AS % OF
                                      -------------------
                                                   NET
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE                     PRICE     INVESTED
------------------                   --------    --------
Less than    $  100,000 ...........    3.00%      3.09%
$  100,000 - $  249,999 ...........    2.50%      2.56%
$  250,000 - $  499,999 ...........    2.00%      2.04%
$  500,000 - $  999,999 ...........    1.50%      1.52%
$1,000,000 - $1,999,999 ...........    0.75%      0.76%
$2,000,000 - $2,999,999 ...........    0.50%      0.50%
$3,000,000 - and over .............    None       None

      The sales charge you pay on a purchase of Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.

      You may qualify for a reduced initial sales charge on purchases of Shares under rights of accumulation or letters of intent. The transaction processing procedures maintained by certain financial institutions through which you can purchase Shares may restrict the universe of Accounts (defined below) considered for purposes of calculating a reduced sales charge under rights of accumulation or letters of intent. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to identify account assets that qualify for a reduced sales charge under rights of accumulation or letters of intent.

      RIGHTS OF ACCUMULATION. If you are purchasing additional Shares of this Fund or ISI Shares of Total Return U.S. Treasury Fund, Inc., ISI Shares of Managed Municipal Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc., you may combine the value of your purchases with the value of your existing investments and those of your spouse and your children under the age of 21 (collectively, "Accounts") to determine whether you qualify for a reduced sales charge. You must be able to provide sufficient information to verify that you qualify for this right of accumulation. For instance, you must be able to provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages) and the following additional information, as applicable, regarding these Accounts:

1) Information or records regarding shares of the Fund and other ISI Funds held in all Accounts in your name at the Transfer Agent.

2) Information or records regarding shares of the Fund and other ISI Funds held in all Accounts in your name at another financial intermediary.

3) Information or records regarding shares of the Fund and other ISI Funds held in all Accounts in the name of your spouse or children at the Transfer Agent or another financial intermediary.


      TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. The Fund may amend or terminate this right of accumulation at any time.


      LETTER OF INTENT. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

      PURCHASES AT NET ASSET VALUE. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI Fund for an investment in the Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any other ISI Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Sub-Advisor, the Fund's administrator, or a broker-dealer authorized to sell Shares.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner or Securities Dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your Securities Dealer or Fund Servicing Agent if you buy Shares in this manner.


Sales charge information regarding the Fund is available on the Fund's website at www.isifunds.com. Additional information about sales charges is in the Fund's SAI.


PURCHASES BY EXCHANGE

      You may exchange ISI Shares of Total Return U.S. Treasury Fund, Inc., ISI Shares of Managed Municipal Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc. for an equal dollar amount of Shares without payment of the sales charges described above or any other charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

      The price you receive when you redeem Shares will be the net asset value per share.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

      The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay your Securities Dealer or Fund Servicing Agent distribution and other fees for the sale of its Shares and for shareholder services. The Fund pays an annual distribution/shareholder service fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net capital gains at least annually.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following summary is based on current tax laws, which may change.

      The Fund expects that its distributions will primarily consist of ordinary income and capital gains. Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met. The Fund will distribute substantially all of its net investment income quarterly and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your Shares. Each sale, exchange or redemption of the Shares is generally a taxable event. For tax purposes, an exchange of Shares for shares of a different ISI Fund is the same as a sale.

      More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

--------------------------------------------------------------------------------
INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      International Strategy & Investment Inc. is the Fund's investment advisor. The Advisor is also the investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. These funds, together with the Fund, had approximately $427 million in net assets as of October 31, 2007. LA Capital is the Fund's investment sub-advisor. LA Capital began operations in March 29, 2002 after spinning-off from Wilshire Associates, Inc. ("Wilshire"), the Fund's former sub-advisor. LA Capital is a registered investment advisor with approximately $5.6 billion of assets under management as of October 31, 2007.

      As compensation for its services for the fiscal year ended October 31, 2007, the Advisor received from the Fund a fee equal to 0.40% of the Fund's average daily net assets. The Advisor compensates LA Capital out of its advisory fee or from its own resources.

      The continuation of the Investment Advisory Agreement with the Advisor and the Sub-Advisory Agreement with the Sub-Advisor was most recently approved by the Fund's Board of Directors on September 20, 2007. A discussion summarizing the basis on which the Board of Directors approved the continuation of the Agreements is included in the Fund's annual report for the year ended October 31, 2007.

PORTFOLIO MANAGERS

      The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of the Advisor, and Thomas D. Stevens and David R. Borger of the Sub-Advisor. The Advisor is responsible for guiding the allocation of the Fund's assets and for managing the Fund's portfolio of Treasury Securities. Mr. Hyman and Mr. Medaugh founded the Advisor in 1991. The Sub-Advisor is responsible for managing the Fund's portfolio of common stocks. Each portfolio manager has managed the Fund since its inception.

      Mr. Hyman, Economic Advisor of the Fund and Chairman of the Advisor, is responsible for developing the forecasts and economic analyses on which the allocation strategy and the selection of investments in the Fund's portfolio of Treasury Securities are based (see the section entitled "Investment Program"). Before joining the Advisor, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and, prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor's private institutional clients in the United States and overseas. The periodical INSTITUTIONAL INVESTOR, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a "first team" economist, which is its highest rating, in each of the last 28 years.

      Mr. Medaugh, President and Director of the Fund and President of the Advisor, is responsible for executing the allocation strategy as well as the day-to-day management of the Fund's portfolio of Treasury Securities. Before joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

      Mr. Stevens, a Vice President of the Fund, is Chief Executive Officer and President of LA Capital. Prior to joining LA Capital, Mr. Stevens was Senior Vice President and Principal of Wilshire and Chief Investment Officer of Wilshire Asset Management ("WAM"). Mr. Stevens joined Wilshire and WAM in 1980. Prior to joining Wilshire, Mr. Stevens was a portfolio manager and analyst at the National Bank of Detroit.

      Mr. Borger is the Director of Research at LA Capital. Prior to joining LA Capital, Mr. Borger was Vice President and Principal of Wilshire and Director of Research at WAM. Before joining WAM, he was Vice President and Chief of Quantitative Investment Methods at the National Bank of Detroit, where he managed an equity index fund.

      The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Shares.

--------------------------------------------------------------------------------
OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------


      Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Cincinnati,  Ohio, is the
Fund's   administrator,   transfer  and  dividend  disbursing  agent,  and  fund
accountant.

      The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is the Fund's custodian.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2007 and 2006 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the October 31, 2007 annual report, which is available upon request. Information for years ended prior to October 31, 2006 was audited by other independent accountants.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                               YEARS ENDED OCTOBER 31,
                                       ----------------------------------------------------------------------
                                          2007           2006           2005           2004           2003
-------------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of year ..............    $    13.54     $    12.12     $    11.21     $    10.50     $     9.08
                                       ----------     ----------     ----------     ----------     ----------
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income ..........          0.17(a)        0.15(a)        0.16(a)        0.10(a)        0.08
   Net realized and unrealized
      gains on investments
      and foreign currencies.. ....          1.65           1.42           0.91           0.70           1.42
                                       ----------     ----------     ----------     ----------     ----------
Total from investment operations ..          1.82           1.57           1.07           0.80           1.50
                                       ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
   Dividends from net
      investment income ...........         (0.17)         (0.15)         (0.16)         (0.09)         (0.08)
   Distributions from
      net realized gains ..........         (0.37)            --             --             --             --
                                       ----------     ----------     ----------     ----------     ----------
Total distributions ...............         (0.54)         (0.15)         (0.16)         (0.09)         (0.08)
                                       ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ....    $    14.82     $    13.54     $    12.12     $    11.21     $    10.50
                                       ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(b) ...................        13.79%         13.01%          9.59%          7.71%         16.47%
                                       ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .    $   80,535     $   69,438     $   60,205     $   44,920     $   30,262
                                       ==========     ==========     ==========     ==========     ==========
Ratio of net expenses
  to average net assets ...........         0.96%          0.95%          0.94%          1.12%          1.30%(c)

Ratio of net investment income
   to average net assets ..........         1.21%          1.17%          1.33%          0.92%          0.77%

Portfolio turnover rate ...........           62%            41%            30%            66%            60%
-------------------------------------------------------------------------------------------------------------

(a)   Calculated using the average shares outstanding for the year.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent fee waivers by the investment advisor, the ratio of expenses to average net assets would have been 1.79% for the year ended October 31, 2003.

                            ISI STRATEGY FUND SHARES
                             NEW ACCOUNT APPLICATION

--------------------------------------------------------------------------------
IMPORTANT INFORMATION FOR OPENING YOUR ACCOUNT
--------------------------------------------------------------------------------

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. This information is subject to verification.

By signing and submitting this application, you give the ISI Strategy Fund (the "Fund") and its agents permission to collect information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies, which will be used to help verify your identity.

If you do not provide the information, we may not be able to open your account. If we open your account but are unable to verify your identity, we reserve the right to take such other steps as we deem reasonable, including closing your account and redeeming your investment at the net asset value next calculated after the Fund decides to close your account. Please see the Fund's Statement of Additional Information for further information.

--------------------------------------------------------------------------------
Make check payable to "ISI Strategy Fund" and mail with this Application to:

ISI Mutual Funds                           or For Overnight Delivery to:
c/o Ultimus Fund Solutions, LLC            ISI Mutual Funds
P.O. Box 46707                             c/o Ultimus Fund Solutions, LLC
Cincinnati, Ohio 45246-0707                225 Pictoria Drive, Suite 450
                                           Cincinnati, Ohio 45246

             FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL THE
                        TRANSFER AGENT AT (800) 882-8585.

          TO OPEN AN IRA ACCOUNT, CALL ISI AT (800) 955-7175 TO REQUEST
                                 AN APPLICATION.

YOUR ACCOUNT REGISTRATION (PLEASE PRINT)
--------------------------------------------------------------------------------
INDIVIDUAL OR JOINT TENANT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Name                   Initial                 Last Name


--------------------------------------------------------------------------------
Social Security Number                               Birth Date


--------------------------------------------------------------------------------
* Joint Tenant               Initial                 Last Name


--------------------------------------------------------------------------------
Social Security Number                               Birth Date

--------------------------------------------------------------------------------
CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
* Name of Corporation - if a publicly-traded corporation, also provide symbol. (Certified articles of incorporation, a government-issued business license or other document that reflects the existence of the entity must be attached. Enclose a corporate resolution which identifies individuals authorized to conduct transactions on this account.)


--------------------------------------------------------------------------------
* Name of Partnership (a copy of the Partnership Agreement must be attached or a certificate from a government authority stating the identity and existence of the partnership).


--------------------------------------------------------------------------------
* Name of Trust - Including corporate pension plans (Please include first and signature pages of the Trust Agreement.)


--------------------------------------------------------------------------------
Tax ID Number                                        Date of Trust Instrument


--------------------------------------------------------------------------------
Name of Trustees, Partner, or Authorized Trader


--------------------------------------------------------------------------------
Social Security Number                               Birth Date
* Attach a separate list for additional investors, trustees, authorized traders, and general partners of a partnership, including full name, social security number, home street address, and date of birth.


--------------------------------------------------------------------------------
Existing Account No., if any

--------------------------------------------------------------------------------
GIFT TO MINORS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Custodian's Name (only one allowed by law)           Custodian's Date of Birth


--------------------------------------------------------------------------------
Social Security Number of Custodian


--------------------------------------------------------------------------------
Minor's Name (only one)                              Minor's Date of Birth


--------------------------------------------------------------------------------
Social Security Number of Minor

under the _____________________ Uniform Transfers to Minors Act
           State of Residence

--------------------------------------------------------------------------------
MAILING/RESIDENCY ADDRESS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number and Street (Required)


--------------------------------------------------------------------------------
Mailing Address, if Different


--------------------------------------------------------------------------------
City                         State                   Zip


--------------------------------------------------------------------------------
Daytime Phone

Resident Aliens must have a U.S. Tax Identification Number and domestic address.

For non-resident aliens, a copy of an unexpired government-issued photo ID must be included with the application.

DOCUMENTS PROVIDED IN CONNECTION WITH YOUR APPLICATION WILL BE USED SOLELY TO VERIFY YOUR IDENTITY. THE FUND WILL HAVE NO OBLIGATION TO ENFORCE OR OBSERVE THE TERMS OF ANY SUCH DOCUMENT.

--------------------------------------------------------------------------------
LETTER OF INTENT (OPTIONAL)
--------------------------------------------------------------------------------

|_| I intend to invest at least the amount indicated below in ISI Strategy Fund Shares. I understand that if I satisfy the conditions described in the prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

   ____$100,000      ____$250,000      ____$500,000

   ____$1,000,000    ____$2,000,000    ____$3,000,000

--------------------------------------------------------------------------------
RIGHT OF ACCUMULATION (OPTIONAL)
--------------------------------------------------------------------------------

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify this purchase for rights of accumulation.


--------------------------------------------------------------------------------
Fund Name                                            Account No.


--------------------------------------------------------------------------------
Owner's Name                                         Relationship


--------------------------------------------------------------------------------
Fund Name                                            Account No.


--------------------------------------------------------------------------------
Owner's Name                                         Relationship


--------------------------------------------------------------------------------
Fund Name                                            Account No.


--------------------------------------------------------------------------------
Owner's Name                                         Relationship

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Please check appropriate boxes below. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

INCOME DIVIDENDS  |_| Reinvested in additional shares  |_| Paid in Cash

CAPITAL GAINS     |_| Reinvested in additional shares  |_| Paid in Cash

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
--------------------------------------------------------------------------------

|_|  Beginning  the month of  __________________  ,  20________ , please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $______________ , from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE):   |_| Monthly   |_| Quarterly
                                           (January, April, July and October)

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND

TELEPHONE EXCHANGE PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT:   |_| Telephone redemption privileges

                        |_| Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:


--------------------------------------------------------------------------------
Bank                         Bank Account No.


--------------------------------------------------------------------------------
Bank Account Name            Address

The Fund does not accept cash, cash equivalents (such as traveler's checks, cashier's checks, money orders, bank drafts), starter checks, credit card convenience checks, or certain third party checks.

--------------------------------------------------------------------------------
SIGNATURE AND TAXPAYER CERTIFICATIONS
--------------------------------------------------------------------------------

I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI Strategy Fund (the "Fund") as described in the current Prospectus (a copy of which I (we) have received). By executing this Account Application, the undersigned represent(s) and warrant(s) that I (we) have full right, power and authority to make this investment and the undersigned is (are) duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.

Under the penalties of perjury, I certify:

|_| That I am a (we are) U. S. person (s) (including a U. S. resident alien(s)); AND

      |_|   That  the  number   shown  on  this  form  is  my   correct   social
            security/taxpayer identification number; OR

      |_| That I have not provided a social security/taxpayer identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding; AND

      |_| That I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding; OR

      |_| That I have been notified by the IRS that I am subject to backup withholding.

|_|   Non-U.S. Citizen Taxpayer:

      Indicate country of residence for tax purposes: _________________________

      Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the IRS.

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

BY MY SIGNATURE BELOW, I CERTIFY, ON MY OWN BEHALF OR ON BEHALF OF THE INVESTOR I AM AUTHORIZED TO REPRESENT, THAT:

      (1) THE INVESTOR IS NOT INVOLVED IN ANY MONEY LAUNDERING SCHEMES AND THE SOURCE OF THIS INVESTMENT IS NOT DERIVED FROM ANY UNLAWFUL ACTIVITY; AND

      (2) THE INFORMATION PROVIDED BY THE INVESTOR IN THIS APPLICATION IS TRUE AND CORRECT AND ANY DOCUMENTS PROVIDED HEREWITH ARE GENUINE.


--------------------------------------------------------------------------------
+ Signature                                          Date


--------------------------------------------------------------------------------
Signature (if joint account, both must sign)         Date

+ If your legal name has changed in the past year,  please  provide former name:
____________________


--------------------------------------------------------------------------------
FOR DEALER USE ONLY


--------------------------------------------------------------------------------
Dealer's Name                                        Dealer Code


--------------------------------------------------------------------------------
Dealer's Address


--------------------------------------------------------------------------------
Branch Code                                          Rep. No


--------------------------------------------------------------------------------
Representative

                      This page intentionally left blank.

                      This page intentionally left blank.

                            ISI STRATEGY FUND SHARES
                               INVESTMENT ADVISOR
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                         40 West 57th Street, 18th Floor
                               New York, NY 10019


           ADMINISTRATOR                               DISTRIBUTOR
    ULTIMUS FUND SOLUTIONS, LLC                 INTERNATIONAL STRATEGY &
   225 Pictoria Drive, Suite 450                  INVESTMENT GROUP INC.
      Cincinnati, Ohio 45246                 40 West 57th Street, 18th Floor
                                                   New York, NY 10019
                                                     (800) 955-7175

          TRANSFER AGENT                          INDEPENDENT AUDITORS
    ULTIMUS FUND SOLUTIONS, LLC             BRIGGS, BUNTING & DOUGHERTY, LLP
   225 Pictoria Drive, Suite 450               Two Penn Center, Suite 820
      Cincinnati, Ohio 45246                     Philadelphia, PA 19102


             CUSTODIAN                                FUND COUNSEL
    THE NORTHERN TRUST COMPANY                   KRAMER LEVIN NAFTALIS &
      50 South LaSalle Street                          FRANKEL LLP
         Chicago, IL 60675                     1177 Avenue of the Americas
                                                   New York, NY 10036

--------------------------------------------------------------------------------
ISI   International
      Strategy &
      Investment
--------------------------------------------------------------------------------

                                  ISI STRATEGY
                                   FUND SHARES

      You may obtain the following additional information about the Fund, free of charge, from your Securities Dealer or Fund Servicing Agent, by calling (800) 955-7175, or by visiting the Fund's website at www.isifunds.com:


o A statement of additional information (SAI) about the Fund that is incorporated by reference into and is legally part of the Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.


o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call (202) 551-8090 to find out about the operation of the Public Reference Room). The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

      For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

                    Investment Company Act File No. 811-8291
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                             ISI STRATEGY FUND, INC.

                         40 West 57th Street, 18th Floor
                            New York, New York 10019

--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MARCH 1, 2008. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY PART OF, THIS SAI. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT, OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 40 WEST 57th STREET, 18th FLOOR, NEW YORK, NEW YORK 10019, (800) 955-7175.

            Statement of Additional Information Dated: March 1, 2008

                                       for

                            ISI Strategy Fund Shares

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION AND HISTORY .........................................     1
INVESTMENT OBJECTIVE AND POLICIES .......................................     1
INVESTMENT RESTRICTIONS .................................................     7
VALUATION OF SHARES AND REDEMPTIONS .....................................     8
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS ....................     9
MANAGEMENT OF THE FUND ..................................................    14
INVESTMENT ADVISORY AND OTHER SERVICES ..................................    19
ADMINISTRATION AND FUND ACCOUNTING SERVICES .............................    21
DISTRIBUTION OF FUND SHARES .............................................    22
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................    26
BROKERAGE ...............................................................    27
CAPITAL SHARES ..........................................................    29
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS ..................................    30
PROXY VOTING POLICIES AND PROCEDURES ....................................    30
CUSTODIAN, TRANSFER AGENT AND COMPLIANCE SERVICES .......................    30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................    31
LEGAL MATTERS ...........................................................    31
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................    31
PORTFOLIO TURNOVER ......................................................    31
FINANCIAL STATEMENTS ....................................................    31
APPENDIX A ..............................................................    32

GENERAL INFORMATION AND HISTORY

      ISI Strategy Fund, Inc. (the "Fund") is an open-end, diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares:
ISI Strategy Fund Shares (the "Shares").

      The Fund's Prospectus contains important information concerning the Shares and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175, or from securities dealers authorized to sell Shares (each a "Participating Dealer") that offer Shares to prospective investors. A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a "Shareholder Servicing Agent"). Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained elsewhere in the registration statement about the Fund and its Shares filed with the SEC. Copies of the registration statement as filed may be obtained from the SEC by paying a duplicating charge or by visiting the SEC website at HTTP://WWW.SEC.GOV.

      The Fund was incorporated under the laws of the State of Maryland on June 12, 1997. The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended, and began operations on September 16, 1997.

INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between investments in common stocks of U.S. issuers and securities issued by the U.S. Treasury ("U.S. Treasury Securities"). The Fund may make other investments, including securities index futures contracts and Standard & Poor's Depositary Receipts ("SPDRs").

      The allocation of the Fund's assets will be reviewed periodically in light of forecasts made by the Fund's investment advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor") and may be changed when ISI determines it appropriate.

      Los Angeles Capital Management and Equity Research, Inc. ("LA Capital" or the "Sub-Advisor") will manage the equity portion of the Fund's portfolio. LA Capital focuses on building and maintaining portfolios based on the Dow Jones Wilshire 5000 (Total Market) Index (the "Wilshire 5000") and other custom-structured U.S. equity applications, and, as of October 31, 2007, had approximately $5.6 billion under management in forty-three equity portfolios. In managing the common stocks of U.S. issuers in the Fund's portfolio, LA Capital will attempt to capture the return of the broad U.S. equity market. Ultimately, LA Capital seeks to have the performance of the Fund's equity portfolio approximately resemble that of the Wilshire 5000, plus 1-2%, with volatility that from time to time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Nearly 7,000 medium and small-capitalization stocks are included in the Wilshire 5000. In constructing the Fund's portfolio, LA Capital will utilize stock selection techniques that are intended to capture incremental return over and above the Wilshire 5000. The investment process involves over-weighting stocks that are viewed to have positive performance attributes and under-weighting stocks that are viewed to have a negative performance outlook. Deviations from a Wilshire 5000 characteristic profile are closely monitored and controlled as part of the management process. LA Capital may use securities index futures contracts and SPDRs to gain market exposure without purchasing individual stocks. For example, the Fund may invest in security index futures contracts on the Standard & Poor's 500 Index (the "S&P 500") and the Russell 2000 Index as well as S&P 500 SPDRs and S&P MidCap 400 Index SPDRs for market exposure.

      ISI will manage the U.S. Treasury Securities in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. ISI will be free to take advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of such securities held in the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by Edward S. Hyman, Economic Advisor of the Fund and Chairman of the Advisor. There can be no assurance that such economic analysis will accurately predict interest rate trends or that portfolio strategies based on the economic analysis of Mr. Hyman will be effective.

      The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

      Except as specifically identified below under "Investment Restrictions," the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined in the section entitled "Capital Shares"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

COMMON STOCKS

      The Fund will invest in common stocks of U.S. issuers, which are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of the common stocks held by the Fund will cause the value of the Shares to fluctuate.

U.S. TREASURY SECURITIES

      The Fund may invest in U.S. Treasury Securities, which are considered among the safest of fixed-income investments. Because of this added safety, the yields available from U.S. Treasury Securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates may generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the U.S. Treasury Securities held by the Fund is longer.

STANDARD & POOR'S DEPOSITARY RECEIPTS

      The Fund may invest in SPDRs, which are shares of common stock in a unit investment trust ("UIT") traded on the American Stock Exchange. SPDRs represent a proportionate undivided interest in a basket of securities owned by the UIT, which consists of substantially all of the common stocks, in substantially the same weighting, as the component stocks of a specified S&P index. The performance of a SPDR is intended to track the performance of the component stocks of the relevant S&P index. The composition and weighting of the securities owned by the UIT will be adjusted from time to time to conform to periodic changes in the volatility and relative weightings of such S&P index. The Fund's investment in SPDRs will be subject to limitations on investment in other investment companies (see the section entitled "Investment Restrictions"). An investment in SPDRs is subject to the same risk of fluctuation in value as the basket of common stocks underlying the SPDR. In particular, the price at which the underlying SPDR securities may be sold and the value of the SPDR may be adversely affected if the secondary trading markets for the SPDRs are limited or absent. Additionally, the basket of common stocks underlying the SPDR may not exactly replicate the performance of the specified index because of transaction costs and other expenses. The basket of common stocks underlying the SPDR may also be unable to fully replicate the performance of the specified S&P index due to the temporary unavailability of certain underlying securities or due to other extraordinary circumstances.

REPURCHASE AGREEMENTS

      The Fund may agree to purchase United States Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor and the Sub-Advisor (collectively, the "Advisors"). The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

WHEN-ISSUED SECURITIES

      The Fund may purchase U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date, therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

FUTURES CONTRACTS

      The Fund may enter into in securities index futures contracts in order to obtain exposure to certain market segments, facilitate allocation of investments among asset classes and hedge the portfolio's investments. A securities index futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the trade is made. No physical delivery of the underlying stocks in the index is made. Securities index futures contracts ("Futures Contracts") will be entered on domestic exchanges and boards of trade, subject to applicable Commodity and Futures Trading Commission ("CFTC") Rules. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

      Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier." The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant (i.e. futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

      In connection with transactions in Futures Contracts, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term U.S. government securities. The initial margin required for a Futures Contract is set by the exchange on which the contract is traded with review and oversight by the CFTC. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the Futures Contract. The Fund will not enter into Futures Contracts, if immediately thereafter, the sum of the amounts of initial margin deposits on the Fund's open futures contracts entered into for other than "bona fide hedging" would exceed 5% of the value of the Fund's total assets.

      Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire common stocks, is to attempt to protect the Fund from market fluctuations, obtain exposure to a particular market or market segment without actually buying or selling securities, and/or facilitate the allocation of investments among asset classes. For example, if the Fund owns stocks replicating the Wilshire 5000, the Fund might sell index Futures Contracts based on such index as a hedge against market decline. The use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

      To the extent the Fund enters into Futures Contracts for these purposes, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

      Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Gains and losses on

Futures Contracts depend on the Sub-Advisor's ability to predict correctly the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a market decline and instead the market rises, the Fund will lose part or all of the benefit of the increased value of its securities portfolio which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

      Other risks associated with the use of Futures Contracts are (i) imperfect correlation between the price of Futures Contracts and movements in the prices of the securities underlying the index or of the securities being hedged in the case of bona fide hedging strategies; (ii) the fact that skills needed to use these investment strategies are different from those needed to select portfolio securities; (iii) the possible absence of a liquid secondary market for any particular instrument at any particular time; and (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences. The risk that the Fund will be unable to close out a futures position will be minimized by only entering into futures contracts for which there appears to be a liquid exchange or secondary market. In addition, the possible risk of loss of trading futures contracts in certain strategies can be substantial, due to both the low margin deposits required and the high degree of leverage involved in futures pricing.

      Various additional risks exist with respect to the trading of futures. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general market trends by the Sub-Advisor may still not result in a successful transaction.

OTHER INVESTMENTS

      For temporary defensive purposes, the Fund may invest up to 100% of its assets in high quality, short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government. While engaged in temporary defensive strategy, the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

      The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. government, its agencies and instrumentalities are not considered an industry);

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. government, its agencies and instrumentalities;

3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

4.    Invest in real estate or mortgages on real estate;

5. Purchase or sell commodities or commodities contracts (except that the Fund may purchase or sell futures contracts based on underlying securities indexes);

6. Act as an underwriter of securities within the meaning of the federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.    Issue senior securities; or

8.    Make loans, except that the Fund may purchase or hold debt instruments and
      may  enter  into  repurchase   agreements  and  make  loans  of  portfolio
      securities in accordance with its investment objective and policies.

      The following investment restrictions may be changed by a vote of the majority of the Fund's Board of Directors (the "Board"). The Fund will not:

1. Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

2. Invest more than 15% of the value of its net assets in illiquid securities.

VALUATION OF SHARES AND REDEMPTIONS

VALUATION OF SHARES

      The net asset value per Share is determined daily as of the close of the New York Stock Exchange ("NYSE") each day on which the NYSE is open for business. The NYSE is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

REDEMPTIONS

      The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

      Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described above under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined.

      The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

ANTI-MONEY LAUNDERING PROGRAM

      Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

      The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

      The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

      The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

      For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

      In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement"). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

      The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment company taxable income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

      Although the Fund intends to distribute substantially all of its net investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.


      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.


      If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

      Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid to you in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

      The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will
(1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your Shares by an amount equal to the deemed distribution less the tax credit.

      If the net asset value at the time you purchase Shares reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

      If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

      Mutual fund dividends are generally taxable to shareholders as ordinary income. Under the 2003 Tax Act, however, all or a portion of the Fund's dividend distribution may be a "qualified dividend". If a shareholder meets the required holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to you in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gains distributions will be treated as return of capital to the extent of the shareholder's tax basis in his/her Shares. Any excess will be treated as a gain from the sale of those Shares. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      The Fund will provide a statement annually to you as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction and the percentage of qualified dividends. Estimated capital gain distribution information is available upon request during the month of December. Actual capital gains distributed to shareholders may differ from such estimated amounts.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

      The sale, exchange or redemption of Shares is a taxable event to you. Generally, any gain or loss on the sale, exchange or redemption of Shares will be a capital gain or loss that will be long-term if the Shares have been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at the long-term capital gains rate and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of Shares held for six months or less and have previously received a capital gain distribution with respect to the Shares (or any undistributed net capital gains of the Fund with respect to such Shares are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within the period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

      If you (1) incur a sales load in acquiring Shares, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire Shares of another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired Shares.

      In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at an applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service ("IRS"), or (3) have failed to certify to the Fund that you are not subject to backup withholding.

FEDERAL EXCISE TAX


      If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

      Depending upon state and local law, distributions by the Fund and the ownership of Shares may be subject to the state and local taxes. Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

FOREIGN SHAREHOLDERS

      Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30% provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the IRS with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

MANAGEMENT OF THE FUND


      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Sub-Advisor, the Distributor and the Fund's administrator. Seventy-five percent of the Directors of the Fund have no affiliation with the Advisor, the Sub-Advisor, the Distributor or the Fund's administrator. Each Director and officer holds office until he resigns, is removed or a successor is elected and qualified.

DIRECTORS AND OFFICERS

      The following information is provided for each Director and executive officer of the Fund. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940
Act) (an "Independent Director"). Information for each non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 40 West 57th Street, 18th Floor, New York, New York 10019.

------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       FUNDS IN FUND
NAME,                                 LENGTH                                              COMPLEX
AGE AND           POSITION            OF TIME    PRINCIPAL OCCUPATION(S)                OVERSEEN BY     OTHER DIRECTORSHIPS
ADDRESS           WITH THE FUND       SERVED     DURING THE PAST FIVE YEARS               DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------
W. Murray         Director;           Since      President of WMJ Consulting, LLC           4         None
Jacques           Chairman of         2002       (real estate investment management
(age 71)          Compensation                   company) (1999 to present).
                  Committee; Member              Formerly, Principal of CM Coastal
                  of Audit and                   Development, LLC (real estate
                  Compliance                     development) (2002 to 2006).
                  Committee and                  Formerly, Chairman of Saint
                  Nominating                     David's School (2002 to 2004).
                  Committee
------------------------------------------------------------------------------------------------------------------------------
Louis E. Levy     Director and        Since      Retired Partner of KPMG Peat               4         None
(age 75)          Chairman;           1994       Marwick (retired 1990).  Formerly,
                  Chairman of Audit              a Director of Kimberly-Clark Corp.
                  and Compliance                 (personal consumer products)
                  Committee; Member              (retired 2004), Household
                  of Nominating                  International, Inc. (consumer
                  Committee and                  finance) (retired 2004), and
                  Compensation                   Scudder Group of Mutual Funds
                  Committee                      (retired 2005).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Edward A.         Director;           Since      Certified Public Accountant and            4         Director of Reich &
Kuczmarski        Chairman of         2007       Partner of Hays & Company LLP                        Tang Funds; Director
(age 58)          Nominating                     (accounting firm).                                   of Pax World Money
                  Committee; Member                                                                   Market Fund, Inc.;
                  of Audit and                                                                        Trustee of Empire
                  Compliance                                                                          Builder Tax Free Bond
                  Committee and                                                                       Fund
                  Compensation
                  Committee
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------
R. Alan Medaugh   Director;           Since      President of International                 4                  None
(age 64)          President           2007       Strategy & Investment, Inc.
                  (since 1991)                   (registered investment advisor)
                                                 (1991 to present); Director of
                                                 International Strategy &
                                                 Investment Group, Inc. (registered
                                                 broker-dealer) (1991 to present).
------------------------------------------------------------------------------------------------------------------------------

* Mr. Medaugh is deemed to be an Interested Director, as defined in the 1940 Act, because he is President of the Advisor and a Director of the Distributor.

------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------
NAME, AGE, AND                    POSITION         LENGTH OF
ADDRESS                         WITH THE FUND     TIME SERVED    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Nancy R. Lazar                Vice President       Since 1997    Executive Vice President, Assistant Treasurer, and
(age 50)                                                         Secretary of International Strategy & Investment, Inc.
                                                                 (registered investment advisor) (1991 to present);
                                                                 Executive Vice President, Assistant Treasurer and Secretary
                                                                 of International Strategy & Investment Group, Inc.
                                                                 (registered broker-dealer) (1991 to present).
------------------------------------------------------------------------------------------------------------------------------
Thomas D. Stevens             Vice President       Since 1997    Chairman and President of Los Angeles Capital Management
(age 58)                                                         and Equity Research, Inc. (registered investment advisor)
                                                                 (2002 to present).
------------------------------------------------------------------------------------------------------------------------------
Carrie L. Butler              Vice President       Since 1991    Managing Director of International Strategy & Investment,
(age 40)                                                         Inc. (registered investment advisor) (2000 to present).
------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux            Vice President       Since 1992    President of EJV Financial Services, LLC (2002 to present);
(age 64)                                                         Officer of various investment companies for which EJV
5 Brook Farm Court                                               Financial Services provides consulting and compliance
Hunt Valley, MD  21030                                           services.  Formerly, a Trustee of Devcap Trust (registered investment company) (2000 to 2003).
------------------------------------------------------------------------------------------------------------------------------
Stephen V. Killorin           Vice President          Vice       Executive Managing Director and Chief Financial Officer of
(age 54)                      and Chief            President     International Strategy & Investment, Inc. (registered
                              Compliance          since 2002;    investment advisor) (2000 to present); Executive Managing
                              Officer                Chief       Director and Chief Financial Officer of International
                                                   Compliance    Strategy & Investment Group, Inc. (registered
                                                 Officer since   broker-dealer) (2000 to present).  Formerly, Treasurer and
                                                      2004       Chief Financial Officer of the Fund (until December 2007).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Margaret M. Beeler            Vice President          Vice       Managing Director of International Strategy & Investment,
(age 41)                      and Secretary        President     Inc. (registered investment advisor) (2004 to present).
                                                  since 1996;    Formerly, Associate Managing Director (2000 - 2004) of
                                                   Secretary     International Strategy & Investment, Inc.
                                                   since 2004
------------------------------------------------------------------------------------------------------------------------------
Heena Dhruv                   Assistant Vice       Since 2005    Managing Director of International Strategy & Investment,
(age 31)                      President                          Inc. (registered investment advisor) (2005 to present).
                                                                 Formerly, Associate Managing Director of International
                                                                 Strategy & Investment, Inc. (2003 to 2005).
------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 Chief Financial      Since 2007    Managing Director of Ultimus Fund Solutions, LLC (mutual
(age 46)                      Officer &                          fund servicing agent) and Ultimus Fund Distributors, LLC
225 Pictoria Drive            Treasurer                          (mutual fund distributor) (1999 to present).  Officer of
Suite 450                                                        various investment companies for which Ultimus provides
Cincinnati, OH 45246                                             mutual fund administrative services.
------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              Assistant Vice       Since 2007    Managing Director of Ultimus Fund Solutions, LLC (mutual
(age 50)                      President                          fund servicing agent) and Ultimus Fund Distributors, LLC
225 Pictoria Drive                                               (mutual fund distributor) (1999 to present).  Officer of
Suite 450                                                        various investment companies for which Ultimus provides
Cincinnati, OH 45246                                             mutual fund administrative services.
------------------------------------------------------------------------------------------------------------------------------
John F. Splain                Assistant            Since 2007    Managing Director of Ultimus Fund Solutions, LLC (mutual
(age 51)                      Secretary                          fund servicing agent) and Ultimus Fund Distributors, LLC
225 Pictoria Drive                                               (mutual fund distributor) (1999 to present.  Officer of
Suite 450                                                        various investment companies for which Ultimus provides
Cincinnati, OH 45246                                             mutual fund administrative services.
------------------------------------------------------------------------------------------------------------------------------

      Directors and executive officers of the Fund are also directors and executive officers of all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex"). With the exception of Mr. Stevens, each of the above named persons serves in the capacity noted above for each fund in the Fund Complex.

DIRECTOR OWNERSHIP IN THE FUND(S)

-------------------------------------------------------------------------------------------------------------
                                 DOLLAR RANGE OF BENEFICIAL     AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                                  OWNERSHIP AS OF DECEMBER      DECEMBER 31, 2007 IN ALL FUNDS OVERSEEN BY
DIRECTOR                         31, 2007 IN THE FUND(1)(2)         DIRECTOR IN THE FUND COMPLEX(1)(2)
-------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
-------------------------------------------------------------------------------------------------------------
W. Murray Jacques                     $10,001-$50,000                        $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Louis E. Levy                         $50,001-$100,000                       $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Edward A. Kuczmarski                  $10,001-$50,000                        $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
-------------------------------------------------------------------------------------------------------------
R. Alan Medaugh                        Over $100,000                          Over $100,000
-------------------------------------------------------------------------------------------------------------


(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 include securities in which the Director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the Director can exert voting power or has authority to sell.

(2)   The   dollar    ranges    are:    None,    $1-$10,000,    $10,001-$50,000,
      $50,001-$100,000, and over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

      As reported to the Fund, as of December 31, 2007 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisors, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisors or the Distributor.

COMPENSATION OF DIRECTORS AND OFFICERS

      Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisors, the Distributor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

      The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and by the Fund Complex during the fiscal year ended October 31, 2007.

                               COMPENSATION TABLE


--------------------------------------------------------------------------------
                                                     TOTAL COMPENSATION FROM
                      AGGREGATE COMPENSATION FROM    THE FUND AND FUND COMPLEX
DIRECTOR              THE FUND PAID TO DIRECTORS     PAID TO DIRECTORS
--------------------------------------------------------------------------------
R. Alan Medaugh*                     $     0                    $ 0

--------------------------------------------------------------------------------
W. Murray Jacques                    $ 2,693         $16,000 for service on 4
                                                     Boards in the Fund Complex
--------------------------------------------------------------------------------
Edward A. Kuczmarski                 $ 2,104         $12,000 for service on 4
                                                     Boards in the Fund Complex
--------------------------------------------------------------------------------
Louis E. Levy                        $ 3,707         $22,000 for service on 4
                                                     Boards in the Fund Complex
--------------------------------------------------------------------------------


*     Director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

      The Board met four times during the fiscal year ended October 31, 2007 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such Director served during his term.

      The Fund has an Audit and Compliance Committee ("Audit Committee") consisting of Messrs. Levy, Jacques and Kuczmarski. All of the members of the Audit Committee are "independent" as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2007, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent registered public accounting firm employed by the Fund (including resolution of disagreements between management and the accountants regarding financial reporting). The Audit Committee reviews and approves in advance any proposals by management of the Fund or the Advisors that the Fund, the Advisors, or their affiliated persons employ the Fund's independent registered public accounting firm to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, to the Fund and to consider whether such services are consistent with the independent accounting firm's independence.

      The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski. All of the members of the Nominating Committee are "independent" as provided for in the applicable requirements of the 1940 Act. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees received from security holders. The Committee met one time during the fiscal year ended October 31, 2007.

      The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski. All of the members of the Compensation Committee are "independent" as provided for in the applicable requirements of the 1940 Act. The Compensation Committee is responsible for reviewing the compensation paid to the Independent Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Committee met one time during the fiscal year ended October 31, 2007.

CODE OF ETHICS

      The Board has adopted a Code of Ethics for the Fund pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons of the Fund to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the Code's provisions and reporting requirements.

      The Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1. These Codes permit access persons of the Fund that are employees of the Advisor and Distributor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

      The Sub-Advisor has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons of the Fund that are employees of the Sub-Advisor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. The Code also provides for pre-clearance of personal trades and imposes trading "blackout periods", subject to certain exceptions. The Code prohibits personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

      The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

INFORMATION CONCERNING INVESTMENT ADVISORY SERVICES

      ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of September 12, 1997 (the "Advisory Agreement"). LA Capital serves as the Fund's sub-advisor pursuant to a Sub-Advisory Agreement among the Fund, ISI and LA Capital dated as of March 29, 2002.


      ISI is a registered investment advisor that was formed in January 1991. ISI is owned by Messrs. Edward S. Hyman, the Fund's Economic Advisor, R. Alan Medaugh, the Fund's President and Director and Nancy R. Lazar, one of the Fund's Vice Presidents. Due to their stock ownership, Messrs. Hyman and Medaugh and Ms. Lazar may be deemed controlling persons of ISI. The owners of ISI may directly or indirectly receive the benefits of the advisory fee paid to ISI. ISI and
International Strategy & Investment Group, Inc. ("ISI Group" or the "Distributor") are also advisor and distributor, respectively, to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American
Government Bond Fund, Inc., each an open-end management investment company. These funds, along with the Fund, had approximately $427 million of net assets as of October 31, 2007.

      LA Capital, a California corporation, is a registered investment advisor with assets under management as of October 31, 2007, of approximately $5.6 billion across forty-six equity portfolios. LA Capital is owned by Thomas D. Stevens, Hal W. Reynolds, Stuart K. Matsuda and David R. Borger. The owners of LA Capital may directly or indirectly receive benefits from the sub-advisory fee paid to LA Capital.


      Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio
(3) provides the Board with regular financial reports and analysis with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical, and financial information pertinent to the Fund, and (5) takes on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. ISI has delegated these responsibilities to LA Capital relating to the equity portion of the Fund's portfolio, provided that ISI continues to supervise the performance of LA Capital and report thereon to the Fund's Board. Any investment program undertaken by ISI or LA Capital will at all times be subject to the policies and control of the Fund's Board. Neither ISI nor LA Capital shall be liable to the Fund or its shareholders for any act or omission by ISI or LA Capital or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI and LA Capital to the Fund are not exclusive and both ISI and LA Capital are free to render similar services to others.

      As compensation for these services, ISI is entitled to receive an annual fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. Advisory fees paid by the Fund to ISI under the Advisory Agreement for the last three fiscal years were as follows:


                               FISCAL YEARS ENDED
                               ------------------
                                   OCTOBER 31,
                                   -----------
                   2007               2006                2005
                   ----               ----                ----
                 $301,428           $264,077            $221,220

      As compensation for its services, LA Capital is entitled to receive a fee from ISI, payable out of ISI's advisory fee, calculated daily and payable monthly, at the annual rate of 0.16% of the Fund's average daily net assets. Sub-Advisory fees paid by ISI to LA Capital under the Sub-Advisory Agreement for the last three fiscal years were as follows:

                               FISCAL YEARS ENDED
                                   OCTOBER 31,
                  2007               2006                2005
                  ----               ----                ----
                $119,109           $104,329            $87,771


      The Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ISI may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


      The Fund's portfolio managers are Messrs. Hyman and Medaugh of ISI and Thomas D. Stevens and David R. Borger of LA Capital. Messrs. Hyman and Medaugh are responsible for guiding the allocation of assets and managing the portfolio of U.S. Treasury Securities. Messrs. Stevens and Borger are responsible for managing the Fund's portfolio of common stocks.

      As of October 31, 2007, Messrs. Hyman and Medaugh acted as portfolio managers for three other registered investment companies with net assets totaling $345,571,432. No registered investment company pays ISI a performance based fee.

      Messrs. Hyman and Medaugh acted as portfolio managers for eleven other pooled investment vehicles with assets totaling $469,665,216 as of October 31, 2007. Of the eleven pooled investment vehicles, four pay ISI a performance based fee. As of October 31, 2007, these four pooled investment vehicles had assets totaling $184,205,431. As of October 31, 2007, Messrs. Hyman and Medaugh did not service any other accounts.

      Messrs. Hyman and Medaugh, together with one other person, own 100% of ISI. Messrs. Hyman and Medaugh receive an annual draw of ISI's profits plus a bonus paid out of ISI's net income. The bonus is based on each portfolio manager's ownership interest in ISI. Messrs. Hyman and Medaugh's overall compensation is therefore influenced by the value of assets of the Fund and the other funds in the Fund Complex.

      As of October 31, 2007, Mr. Hyman and Mr. Medaugh each owned Shares of the Fund having a value over $1,000,000.

      As of October 31, 2007, Messrs. Stevens and Borger acted as portfolio managers for three other registered investment companies with total assets of $1.4 billion. No registered investment company pays LA Capital a performance fee. As of October 31, 2007, Messrs. Stevens and Borger service one private pooled investment vehicle with total assets of $179 million. As of the same date, Messrs. Stevens and Borger also managed 32 separate accounts with assets of approximately $4 billion. Seven of these accounts as well as the one pooled investment vehicle pay LA Capital performance fees and assets in these accounts were approximately $1.3 billion as of October 31, 2007.

      As principals of LA Capital, the compensation of Messrs. Stevens and Borger include an annual salary, contributions to their profit sharing plans, and a percentage of profits of LA Capital. Neither Mr. Stevens nor Mr. Borger own Shares of the Fund.


      ISI and LA Capital do not believe that material conflicts of interest arise as result of a portfolio manager's servicing of multiple accounts for the following reasons: (1) the management approach of ISI and LA Capital involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by ISI and LA Capital of portfolio allocation and best execution procedures, (3) the maintenance by ISI and LA Capital of Codes of Ethics that establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how ISI or LA Capital manages a client account.

      If a material conflict of interest arises between the Fund and other accounts managed by a portfolio manager, ISI and/or LA Capital will proceed in a manner that ensures that the Fund will not be materially treated less favorably.


ADMINISTRATION AND FUND ACCOUNTING SERVICES

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the administrator and fund accountant for the Fund pursuant to the terms of a Mutual Fund Services Agreement. As administrator, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Directors. As fund accountant, Ultimus calculates the net asset value per share of the Fund and provides information necessary to prepare the Fund's financial statements and tax returns. For the performance of these administrative and fund accounting services, the Fund Complex pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets up to $500 million, 0.075% of such assets from $500 million to $1 billion and 0.060% of such assets in excess of $1 billion, subject to a minimum fee of $500,000 per year.

      Prior to September 24, 2007, Citigroup Fund Services, LLC ("Citigroup"), Two Portland Square, Portland, Maine 04101, was the administrator, transfer agent and fund accountant of the Fund. Citigroup received a combined fee for administration, transfer agency and fund accounting services equal to 0.10% on the first $500 million in total Fund Complex assets and 0.04% on total Fund Complex assets over $500 million, subject to a monthly minimum fee.

      Administration and fund accounting fees paid by the Fund to Ultimus and/or Citigroup for the past three fiscal years were as follows:

                         FISCAL YEARS ENDED OCTOBER 31,
                         ------------------------------
           2007                        2006                       2005
           ----                        ----                       ----
          $85,700                     $68,737                    $53,202

      The Mutual Fund Services Agreement with Ultimus is terminable without penalty by the Board or by Ultimus on 60 days' written notice. Under the Agreement, Ultimus is not liable for any act or omission in the performance of its duties to the Fund. The Agreement does not protect Ultimus from any liability by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.


DISTRIBUTION OF FUND SHARES

DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN

      International Strategy & Investment Group, Inc. ("ISI Group" or the "Distributor") serves as distributor of the Shares pursuant to a Distribution Agreement effective September 12, 1997 ("Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI. The address of ISI Group is 40 West 57th Street, 18th Floor, New York, New York 10019. R. Alan Medaugh, Nancy R. Lazar and Stephen V. Killorin are affiliates of the Fund and the Distributor.

      The Distribution Agreement provides that ISI Group, on behalf of the Fund, will: (i) solicit and receive orders for the purchase of Shares; (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

      ISI Group continually distributes Shares but has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services provided by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement was most recently approved by the Board, including a majority of the Independent Directors, on September 20, 2007.

      ISI Group has entered into Agency Distribution and Shareholder Servicing Agreements ("Agency Agreements") with Participating Dealers under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

      In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services.

      Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

      The Distributor, the Advisor, or their affiliates may, from their own assets, make cash payments to some, but not all, Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or promote retention of their customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing," do not change the price paid by shareholders to purchase the Fund's

Shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Dealers, Shareholder Servicing Agents and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, recordkeeping, sub-accounting and other administrative services to their customers in connection with investments in the Fund. Revenue sharing payments may also be made to Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for inclusion of the Fund on preferred or recommended lists and for granting the Distributor or its affiliates, access to sales meetings, sales representatives and management representatives of the Participating Dealers, Shareholder Servicing Agents or other financial intermediaries. These fees may be in addition to any distribution, administrative or shareholder servicing fees or other fees or charges paid from the Fund's assets to these Participating Dealers, Shareholder Servicing Agents or other financial intermediaries or by shareholders directly.

      Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Distribution and Shareholder Service Plan (the "Plan") for the Shares. Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year if it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 20, 2007.

      In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan is a core component of the ongoing distribution of the Shares. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Plan without the approval of the shareholders of the Fund. The Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares.

      During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors.

      Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to Shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of the Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to Participating Dealers, Shareholder Servicing Agents and other sales personnel; and interest, carrying or other financing charges.


      As compensation for providing distribution and related administrative services for the Shares as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to up to 0.25% of the Fund's average daily net assets. ISI Group may allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents. Mr. Medaugh and Ms. Lazar, as a Director and officer, respectively, of the Fund and owners of the Distributor, have a direct financial interest in the Plan due to their ownership interests in the Distributor.

      During the fiscal year ended October 31, 2007, the Fund paid $188,392 in distribution and shareholder service expenses under the Plan. Payments were made as follows:

             ------------------------------------------------------
             Payments to Distributor                  $    16,500
             ------------------------------------------------------
             Payments to Participating Dealers
                  and Shareholder Servicing Agents        171,892
             ------------------------------------------------------


RECEIPT AND RETENTION OF SALES CHARGES

      The offering price of Shares includes the relevant sales charge. The commission paid to the Distributor is the sales charge less the reallowance paid to Participating Dealers. Normally, reallowances are paid to Participating Dealers as indicated in the following table.

                                           SALES CHARGE AS A % OF
                                           ----------------------
        AMOUNT OF PURCHASE             OFFERING PRICE      REALLOWANCE
        ------------------             --------------      -----------
        Less than $100,000                  3.00%             2.75%
        $100,000 - $249,999                 2.50%             2.25%
        $250,000 - $499,999                 2.00%             1.75%
        $500,000 - $999,999                 1.50%             1.25%
        $1,000,000 - $1,999,999             0.75%             0.75%
        $2,000,000 - $2,999,999             0.50%             0.50%
        $3,000,000 and over                 None              None

      For the past three fiscal years, the Distributor received the following commissions or sales charges, and from such commissions or sales charges, the Distributor retained the following amounts:

                         FISCAL YEARS ENDED OCTOBER 31,
            2007                       2006                      2005
            ----                       ----                      ----
   RECEIVED      RETAINED     RECEIVED     RETAINED     RECEIVED     RETAINED
   --------      --------     --------     --------     --------     --------
   $195,912      $18,145      $189,044     $18,730      $259,195      $27,604


EXPENSES BORNE BY THE FUND

      Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and SAIs of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel (including counsel to the Independent Directors), or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by the Advisors, ISI Group or Ultimus.

DISCLOSURE OF PORTFOLIO HOLDINGS

      Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Fund's transfer agent at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at (800) 882-

8585. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.


      The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Advisor, LA Capital, Ultimus and the Fund's custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to the Fund's nonpublic portfolio holdings information on an as needed basis. The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis. Mailing services (Bainbridge), financial printers (Financial Graphic Service) and typesetters (Chirp Type LLC) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.


      No compensation is paid to the Fund, nor to the Fund's knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund's portfolio holdings. The Codes of Ethics of the Fund, the Advisor, the Sub-Advisor, Ultimus and the Distributor (collectively, the "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's public holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

      The Fund's portfolio holdings disclosure policy is periodically reviewed by the Board of Directors. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the Chief Compliance Officer will make an annual report to the Board. In addition, the Board will receive any interim reports that the Chief Compliance Officer may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, the Sub-Advisor, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

BROKERAGE

      The Advisors, subject to the supervision of ISI, are each responsible for decisions to buy and sell securities for a portion of the Fund's portfolio, broker-dealer selection and negotiation of commission rates.

      Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ISI or LA Capital, as applicable, and the broker-dealers. ISI and LA Capital may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, ISI Group.

      In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with ISI Group in any transaction in which ISI Group acts as a principal.

      The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical or other research information or services which are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to the Advisors in fulfilling their obligations to the Fund.

      No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staffs, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. In over-the-counter transactions, the Advisors will not pay any commission or other remuneration for research services. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. However, LA Capital has no current intention to do so. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

      Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through ISI Group. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to ISI Group must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires the Advisors to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement does not provide for any reduction in the distribution fee to be received by ISI Group from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through ISI Group. The Advisors manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      The following table shows the aggregate brokerage commissions paid by the Fund for the past three fiscal years.


                               FISCAL YEARS ENDED
                                   OCTOBER 31,
               2007                   2006                 2005
               ----                   ----                 ----
             $45,223                $37,855              $36,276

      The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the value of the aggregate holdings of those securities as of the end of the Fund's most recent fiscal year.

--------------------------------------------------------------------------------
REGULAR BROKER DEALER          TYPE OF SECURITY                  VALUE HELD
--------------------------------------------------------------------------------
JP Morgan Chase NA             Repurchase Agreement              $4,197,000
--------------------------------------------------------------------------------


CAPITAL SHARES

      Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and one class of shares: ISI Strategy Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, each series will be treated as a separate entity. Generally, each class of shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

      Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

      The Fund's By-laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

      There are no preemptive or conversion rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

      As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

      The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICIES AND PROCEDURES

      A copy of the proxy voting procedures adopted on behalf of the Fund is included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling (800) 955-7175 or on the SEC's website at http://www.sec.gov.


CUSTODIAN, TRANSFER AGENT AND COMPLIANCE SERVICES

      The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 ("Northern Trust"), is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.

      Ultimus Fund Solutions, LLC is the Fund's transfer agent and distribution paying agent. Ultimus maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. Ultimus is registered as a transfer agent with the SEC.

      EJV Financial Services, LLC provides certain compliance support services to the Fund's Chief Compliance Officer. Edward J. Veilleux, Vice President of the Fund, is also a principal of EJV Financial Services, LLC. During the fiscal year ended October 31, 2007, the Fund paid $5,350 in compliance consulting fees to EJV Financial Services, LLC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The annual financial statements of the Fund are audited by its independent registered public accounting firm, Briggs, Bunting & Dougherty, LLP, located at Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102.

LEGAL MATTERS

      Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      To Fund management's knowledge, as of February 5, 2008, no shareholder owned beneficially or of record 5% or more of the total outstanding Shares of the Fund.

      In addition, to Fund management's knowledge, as of February 5, 2008, the Directors and officers as a group owned 3.24% of the total outstanding Shares of the Fund.

PORTFOLIO TURNOVER

      The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

      The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:

                               FISCAL YEARS ENDED
                                   OCTOBER 31,
                   2007                2006                 2005
                   ----                ----                 ----
                   62%                  41%                  30%

FINANCIAL STATEMENTS

      The financial statements for the Fund for the fiscal year ended October 31, 2007 are incorporated herein by reference to the Fund's annual report dated October 31, 2007.

APPENDIX A

                             ISI STRATEGY FUND, INC.

                   POLICIES AND PROCEDURES FOR VOTING PROXIES


PURPOSE

Shareholders of ISI STRATEGY FUND, INC. (the "FUND") expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund's and its shareholders' investments.

This  document   describes  the  Policies  and  Procedures  for  Voting  Proxies
("POLICIES") received from issuers whose voting securities are held by the Fund.

RESPONSIBILITIES

1. ADVISOR. These Policies are to be implemented by Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") and any successor to LA Capital as the investment Advisor that exercises discretion to vote the equity securities from time to time held by the Fund (the "ADVISOR"). To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund delegates to the Advisor the authority to act on behalf of the Fund to promote the Fund's investment objectives, subject to the provisions of these Policies regarding resolution of a conflict of interest with respect to the Advisor.

      The Advisor shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of the Fund, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Advisor's business, and
(ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Advisor.

      The Advisor shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Advisor or to an agent of the Advisor selected by the Advisor to vote proxies with respect to which the Advisor has such discretion (a "PROXY VOTING SERVICE").

2. PROXY MANAGER. The Fund will appoint a proxy manager (the "PROXY MANAGER"), who shall be an officer of the Fund. The Proxy Manager shall oversee compliance by each Advisor and the Fund's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend, as appropriate, revisions to update these Policies to the Board.

SCOPE

These Policies summarize the Fund's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Advisor should vote the Fund's shares on each issue raised in a proxy statement. These policies and procedures are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.    GENERAL

      (i) USE OF PROXY VOTING SERVICE GUIDELINES. If (A) the Advisor has proprietary proxy voting guidelines that it uses for its clients or (B) the Advisor uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting and (C) such proxy voting guidelines have been approved as to form by the Board ("APPROVED GUIDELINES"), then the Advisor may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Approved Guidelines.

      (ii) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Approved Guidelines, the Advisor shall vote the Fund's proxies consistent with Sections 2 and 3 below.

2.    ROUTINE MATTERS

      Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. However, the position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

      (i) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

      (ii) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

      (iii) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

3.    NON-ROUTINE MATTERS

      (i) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

      (ii) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

      (iii) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

      (iv) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

      (v) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

4.    CONFLICTS OF INTEREST

The Fund recognizes that under certain circumstances the Advisor may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Fund, the Advisor, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

The Advisor should vote proxies relating to such issuers in accordance with the following procedures:

      (i) ROUTINE MATTERS CONSISTENT WITH POLICIES. The Advisor may vote proxies for routine matters as required by these Policies or as required by the Approved Guidelines (if any).

      (ii) IMMATERIAL CONFLICTS. The Advisor may vote proxies for non-routine matters consistent with these Policies or any Approved Guidelines if the Advisor determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Advisor's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

      (iii) MATERIAL CONFLICTS AND NON-ROUTINE MATTERS. If the Advisor believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these Policies or the Approved Guidelines (if any), then --

            (1) If the Advisor uses a Proxy Voting Service, the proxy may be voted consistent with the recommendations of the Proxy Voting Service, PROVIDED that the Advisor believes that such a vote is consistent with the best interests of the Fund's shareholders.

            (2) If the Advisor does not use a Proxy Voting Service, then the Advisor shall contact the Proxy Manager for review and determination. In the event that the Proxy Manager determines that he/she has a conflict of interest, the Proxy Manager shall submit the matter for determination to a member of the Board of Directors of the Fund (the "Board") who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Proxy Manager or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

5.    ABSTENTION

The Fund may abstain from voting proxies in certain circumstances. The Advisor or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.


As adopted June 12, 2003.

                                     PART C
                                OTHER INFORMATION

ITEM 23.    EXHIBITS

(a)(1) Articles of Incorporation-- Incorporated by reference to Exhibit 1(a) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997

(a)(2) Articles of Amendment to Articles of Incorporation-- Incorporated by reference to Exhibit 1(b) to Registrant's Registration Statement on Form N-1A filed via EDGAR (Accession No. 950116-97-001293) on July 11, 1997

(b) By-Laws, as amended through December 18, 2002-- Incorporated by reference to Exhibit (b) to Post Effective Amendment No. 7 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001004402-03-000157) on February 28, 2003

(c) Instruments Defining Rights of Securities Holders-- Incorporated by reference to Articles of Incorporation and Bylaws of Registrant, previously filed via EDGAR

(d)(1) Investment Advisory Agreement between Registrant and International Strategy & Investment Inc.-- Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-98-000491) on February 26, 1998

(d)(2) Sub-Advisory Agreement among Registrant, International Strategy & Investment, Inc. and Los Angeles Capital Management and Equity Research, Inc.-- Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 6 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001004402-02-000422) on September 30, 2002

(e)(1) Distribution Agreement between Registrant and International Strategy & Investment Group Inc.-- Incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-98-000491) on February 26, 1998

(e)(2)      Form of Agency  Distribution  and  Shareholder  Servicing  Agreement
            between   International   Strategy  &  Investment   Group  Inc.  and
            Participating Broker-Dealers-- Filed herewith as Exhibit (e)(2)

(f)         Bonus or Profit Sharing Contracts-- None

(g) Custody Agreement between Registrant and The Northern Trust Company-- Incorporated by reference to Exhibit (g) of Post Effective Amendment No. 7 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001004402-03-000157) on February 28, 2003


(h) Mutual Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC-- Filed herewith as Exhibit (h)

(i)(1) Opinion of Counsel-- Incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-99-001816) on September 30, 1999

(i)(2)      Consent of Counsel-- Filed herewith as Exhibit (i)(2)

(j) Consent of Independent Registered Public Accounting Firm-- Filed herewith as Exhibit (j)


(k)         Omitted Financial Statements-- None

(l) Subscription Agreement re: initial capital-- Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 1 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-98-000491) on February 26, 1998

(m) Distribution and Shareholder Service Plan-- Incorporated by reference to Exhibit (m) of Post Effective Amendment No. 11 to Registrant's Registration Statement, filed via Edgar (Accession No. 0001275125-06-000078) on February 28, 2006

(n)         Multi-Class Rule 18f-3 Plan-- None

(o)         Reserved


(p)(1) Los Angeles Capital Management and Equity Research, Inc.'s Code of Ethics-- Filed herewith as Exhibit (p)(1)

(p)(2)      Registrant's  Code of Ethics--  Incorporated by reference to Exhibit
            (p)(2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001275125-04-000455) on December 30, 2004

(p)(3) International Strategy & Investment, Inc.'s Code of Ethics-- Filed herewith as Exhibit (p)(3)

(p)(4) International Strategy & Investment Group, Inc.'s Code of Ethics-- Filed herewith as Exhibit (p)(4)

(Other Exhibits) Powers of Attorney for Directors of Registrant-- Filed herewith

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment, Inc., a Maryland corporation.

ITEM 25.    INDEMNIFICATION

Sections  1,  2,  3  and  4  of  Article  VIII  of   Registrant's   Articles  of
Incorporation, incorporated herein by reference to Exhibit (a)(1) to this Registration Statement provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland
General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Registrant, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Registrant's investment advisor, including their business connections during the past two fiscal years, which are of a substantial nature. The address of ISI is 40 West 57th Street, 18th Floor, New York, New York 10019 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.


------------------------------------------------------------------------------------------------
NAME                     ISI TITLE                      OTHER BUSINESS CONNECTION
------------------------------------------------------------------------------------------------
Edward S. Hyman, Jr.     Chairman, Treasurer and        Chairman/President/Treasurer/ Assistant
                         Assistant Secretary            Secretary of International Strategy &
                                                        Investment Group, Inc.
------------------------------------------------------------------------------------------------
R. Alan Medaugh          President                      Director of International
                                                        Strategy & Investment Group, Inc.
------------------------------------------------------------------------------------------------
Nancy Lazar              Executive Vice President,      Executive Vice President, Secretary and
                         Secretary and Assistant        Assistant Treasurer, International
                         Treasurer                      Strategy & Investment Group, Inc.
------------------------------------------------------------------------------------------------
James E. Moltz           Vice Chairman                  None
------------------------------------------------------------------------------------------------
Stephen V. Killorin      Executive Managing Director,   Executive Managing Director/Chief
                         Chief Financial Officer and    Financial Officer of International
                         Chief Compliance Officer       Strategy & Investment Group, Inc.
------------------------------------------------------------------------------------------------

The following chart reflects the directors and officers of Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), the Fund's investment sub-advisor, including their business connections during the past two fiscal years, which are of a substantial nature. The address of LA Capital is 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

--------------------------------------------------------------------------------
                                                               OTHER BUSINESS
 NAME                       LA CAPITAL TITLE                   CONNECTION
--------------------------------------------------------------------------------
Thomas D. Stevens           Chairman and President             None
--------------------------------------------------------------------------------
Hal W. Reynolds             Chief Investment Officer,          None
                            Director and Treasurer
--------------------------------------------------------------------------------
Stuart K. Matsuda           Director and Secretary             None
--------------------------------------------------------------------------------
David R. Borger             Director and Vice President        None
--------------------------------------------------------------------------------
Christine K. Kugler         Director                           None
--------------------------------------------------------------------------------
Carin L. Madden             Director                           None
--------------------------------------------------------------------------------
Jennifer E. Reynolds        Chief Compliance Officer           None
--------------------------------------------------------------------------------

ITEM 27.    PRINCIPAL UNDERWRITERS

International Strategy & Investment Group Inc. acts as distributor for Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., other registered investment companies.

The following directors and officers of the Registrant serve as directors and officers of the Registrant's principal underwriter.

----------------------------------------------------------------------------------------
NAME AND PRINCIPAL        POSITION WITH                        POSITION WITH
BUSINESS ADDRESS          UNDERWRITER                          REGISTRANT
----------------------------------------------------------------------------------------
Edward S. Hyman           Chairman/President/Treasurer         Senior Economic Advisor
----------------------------------------------------------------------------------------
R. Alan Medaugh           Director                             President & Director
----------------------------------------------------------------------------------------
Nancy R. Lazar            Executive Vice President/            Vice President
                          Secretary/Assistant Treasurer
----------------------------------------------------------------------------------------
Steven V. Killorin        Executive Managing Director/Chief    Vice President and Chief
                          Financial Officer/Chief Compliance   Compliance Officer
                          Officer
----------------------------------------------------------------------------------------
James V. Duffy            Managing Director                    None
----------------------------------------------------------------------------------------

The address of each of the individuals in the table above is 40 West 57th Street, 18th Floor New York, New York 10019

(c) Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

International Strategy & Investment Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, maintains physical possession of each such account, book or other document of the Registrant, except for those maintained by the Registrant's custodian, The Northern Trust Company, 50 LaSalle Street, Chicago, Illinois 60675, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 ("Ultimus").

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and Ultimus each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Registrant's shares, and Northern Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.


ITEM 29.    MANAGEMENT SERVICES

None.

ITEM 30.    UNDERTAKINGS

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on February 28, 2008.

                                          ISI STRATEGY FUND, INC.

                                          By: * /s/ John F. Splain
                                              ------------------------
                                              R. Alan Medaugh,
                                              President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/s/ John F. Splain                       February 28, 2008
---------------------------               --------------------------
R. Alan Medaugh                           Date
President

*/s/ John F. Splain                       February 28, 2008
----------------------------              --------------------------
Louis E. Levy                             Date
Chairman and Director

*/s/ John F. Splain                       February 28, 2008
----------------------------              --------------------------
W. Murray Jacques                         Date
Director

*/s/ John F. Splain                       February 28, 2008
----------------------------              --------------------------
Edward A. Kuczmarski                      Date
Director

/s/ Mark J. Seger                         February 28, 2008
----------------------------              --------------------------
Mark J. Seger                             Date
Chief Financial Officer/Treasurer

By: /s/ John F. Splain
    ------------------------------
       John F. Splain
       Attorney-In-Fact*

------------
* By Power of Attorney


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                                INDEX TO EXHIBITS

Item 23(e)(2)  Form of Agency Distribution and Shareholder Servicing Agreement

Item 23(h)     Mutual Fund Services Agreement

Item 23(i)(2)  Consent of Counsel

Item 23(j)     Consent of Independent Registered Public Accounting Firm

Item 23(p)(1) Code of Ethics of Los Angeles Capital Management and Equity Research, Inc.

Item 23(p)(3)  Code of Ethics of International Strategy & Investment Inc.

Item 23(p)(4)  Code of Ethics of International Strategy & Investment Group, Inc.

(Other)        Powers of Attorney for the Directors of Registrant